Exhibit 99.1
Sent via Electronic Delivery to: jframer@image-entertainment.com
September 15, 2009
Mr. Jeff Framer
Chief Financial Officer
Image Entertainment Inc.
20525 Nordhoff Street, Suite 200
Chatsworth, CA 91311

Re:	Image Entertainment Inc. (the “Company”) Nasdaq Symbol: DISK
Dear Mr. Framer:
For the last 30 consecutive trading days, the Company’s common stock has not maintained a minimum market value of publicly held shares (“MVPHS”) of $15,000,000 as required for continued inclusion by Listing Rule 5450(b)(2)(C) or 5450(b)(3)(C) (the “Rules”).1 Therefore, in accordance with Listing Rule 5810(c)(3)(D), the Company will be provided 90 calendar days, or until December 14, 2009, to regain compliance.2 If, at anytime before December 14, 2009, the MVPHS of the Company’s common stock is $15,000,000 or more for 10 consecutive trading days, Staff will provide written notification that the Company has achieved compliance with the Rules. If compliance with the Rules cannot be demonstrated by December 14, 2009, Staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Staff’s determination to a Listing Qualifications Panel.
The Company may want to apply to transfer its securities to The Nasdaq Capital Market. To transfer, the Company must satisfy the continued inclusion requirements for that market. If the Company submits a transfer application and pays the applicable listing fees by December 14, 2009, the initiation of the delisting proceedings will be stayed pending Staff’s review of the application. If Staff does not approve the Company’s transfer application, Staff will provide written notification that its securities will be delisted.
Listing Rule 5810(b) requires that the Company, as promptly as possible but no later than four business days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.3 The Company must provide a copy of this announcement to Nasdaq’s MarketWatch Department, the Listing Qualifications Department, and the Listing Qualifications Hearings Department (the “Hearings Department”) at least 10 minutes prior to its public dissemination.4 For your convenience, we have enclosed a list of news services.5

[1]	The Company also does not meet the continued listing requirements under Maintenance Standard 1. See attached chart.

[2]
The 90 day period relates exclusively to the MVPHS deficiency. The Company may be delisted during the 90 day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during this period.

[3]	We also note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification within four business days. See, SEC Release No. 34-49424.

[4]
The notice should be submitted to Nasdaq’s MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net. The facsimile numbers for Nasdaq’s Listing Qualifications and Hearings Departments are +1 301 978 4028 and +1 301 978 8080, respectively.

[5]
The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story. Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Deficiency Letter on (DATE OF RECEIPT OF STAFF DEFICIENCY LETTER) indicating that the Company fails to comply with the (STOCKHOLDERS’ EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, etc.) requirement(s) for continued listing set forth in Listing Rule(s)                     .

Mr. Jeff Framer
September 15, 2009

In the event the Company does not make the required public announcement, trading in your securities will be halted.
In addition, an indicator will be broadcast over Nasdaq’s market data dissemination network noting the Company’s non-compliance. The indicator will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information. Also, a list of all non-compliant Nasdaq companies and the reason(s) for such non-compliance is posted on our website at www.nasdaq.com. The Company will be included in this list commencing five business days from the date of this letter.
If you have any questions, please do not hesitate to contact me at +1 301 978 8083.
Sincerely,
Matt Page
Listing Analyst
Nasdaq Listing Qualifications

The Nasdaq Global Market and
The Nasdaq Global Select Market
Continued Listing Requirements
This chart supersedes the chart appended to our letter dated September 15, 2009. This table identifies the minimum standards for continued listing on The Nasdaq Global Market and The Nasdaq Global Select Market. Each incidence of non-compliance by the Company is denoted with an “X”.
COMPANY SYMBOL: DISK

					Total Assets/
	Equity		Market Value		Total Revenue
Requirements	Standard		Standard		Standard
Stockholders’ equity	$10 million		N/A		N/A
Market value of listed securities[1]	N/A		$50 million		N/A
Total assets and Total revenue (in latest fiscal year or in two of last three fiscal years)	N/A		N/A		$50 million and $50 million
Publicly held shares[2]	750,000		1.1 million		1.1 million
Market value of publicly held shares	$5 million		$15 million	X	$15 million	X
Bid price	$1	X	$1	X	$1	X
Total shareholders[3]	400		400		400
Market makers[4]	2		4		4

[1]	The term, “listed securities”, is defined as “securities listed on NASDAQ or another national securities exchange.”

[2]
Publicly held shares is defined as total shares outstanding, less any shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than 10% of the total shares outstanding of the company.

[3]	Total shareholders include both holders of beneficial interest and holders of record.

[4]	An electronic communications network (ECN) is not considered a market maker for the purpose of these rules.

The Nasdaq Capital Market
Continued Listing Requirements
Companies must meet all of the criteria under at least one of the three standards below.

		Market Value of
		Listed Securities	Net Income
Requirements	Equity Standard	Standard	Standard
Stockholders’ equity	$2.5 million	N/A	N/A
Market value of listed securities	N/A	$35 million	N/A
Net income from continuing operations (in the latest fiscal year or in two of the last three fiscal years)	N/A	N/A	$500,000
Publicly held shares	500,000	500,000	500,000
Market value of publicly held securities	$1 million	$1 million	$1 million
Bid price	$1	$1	$1
Public holders	300	300	300
Market makers	2	2	2
Corporate governance	Yes	Yes	Yes

NASDAQ REFERENCE LINKS

Topic	Description	Link

NASDAQ Listing Rules	All initial and continued listing rules	NASDAQ Listing Rules

Corporate Governance	Independent directors, committee requirements and shareholder approval	www.nasdaq.com/about/FAQsCorpGov.stm

Fees	Fee schedule	www.nasdaq.com/about/FAQsFees.stm

Frequently Asked Questions (FAQs)	Topics related to initial and continued listing	www.nasdaq.com/about/LegalComplianceFAQs.stm

Hearing Requests & Process	Discussion of the Nasdaq Hearings process	www.nasdaq.com/about/FAQsHearings.stm

Listing of Additional Shares (LAS)	Explanation of Nasdaq’s Listing of Additional Shares process	www.nasdaq.com/about/FAQsLAS.stm

Transfer to the Nasdaq Capital Market	Procedures and application to transfer securities to the Nasdaq Capital Market	www.nasdaq.com/about/FAQsPhaseDown.stm
DIRECTORY OF NEWS SERVICES*
The use of any of these services will satisfy NASDAQ’s listing rules that require the disclosure of specific information in a press release or public announcement. The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story.

News Service	Internet Address	Telephone Number

Bloomberg Business News	www.bloomberg.com	Toll free: 800 444 2090 Phone: 609 750 4500

Business Wire	www.businesswire.com	Toll free: 800 227 0845 Phone: 415 986 4422

Dow Jones News Wire	www.djnewswires.com	Phone: 201 938 5400

GlobeNewswire (A NASDAQ OMX Co.)	www.globenewswire.com	Toll free: 800 307 6627 Phone: 310 642 6930

MarketWire	www.marketwire.com	Toll free: 800 774 9473 Phone: 310 765 3200

PR Newswire	www.prnewswire.com	Toll free: 800 832 5522 Phone: 201 360 6700

Reuters	www.thomsonreuters.com	Phone: 646 223 6000

*
Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Deficiency Letter on (DATE OF RECEIPT OF STAFF DEFICIENCY LETTER) indicating that the Company fails to comply with the (STOCKHOLDERS’ EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, etc.) requirement(s) for continued listing set forth in Listing Rule(s)                     .